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                                                                    EXHIBIT 10.6



                         SETTLEMENT AGREEMENT AMENDMENT


         This Settlement Agreement Amendment ("Amendment") is made this 4th day of October, 1996, by and between Winners Entertainment, Inc., and its subsidiaries, Mountaineer Park, Inc., Mountaineer Magic, Inc., ExCal Energy Corporation, Crystal Exploration Co., Inc., Golden Palace Casinos, Inc., and SDR Corporation (collectively "Winners"), on the one hand, and Michael R. Dunn, on the other.

         WHEREAS, Dunn and Winners were parties to an Employment Agreement dated May 10, 1994, pursuant to which Dunn held directorships and offices with Winners, serving in those capacities until the parties terminated their relationships; and

         WHEREAS, Dunn and Winners terminated their relationships on an amicable and mutually-agreed basis by a "Settlement Agreement" dated April 26, 1995, pursuant to paragraph 4(a) of which Dunn was to continue to receive salary through May 9, 1997; and

         WHEREAS, Winners as of this date has disputed certain terms and requirements of the April 26, 1995, Settlement Agreement, including having not paid all the salary otherwise required by paragraph 4(a) of that Settlement Agreement; and

         WHEREAS, to avoid litigation between them, Dunn and Winners desire to resolve the outstanding obligations under the Settlement Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties to this Agreement, meaning to be bound, do hereby agree as follows:

         1. Final consideration due Dunn. Upon execution hereof, Winners shall pay to Michael R. Dunn and Swidler & Berlin" the lump sum of $100,000 in the form of a bank wire and shall issue forthwith to Michael R. Dunn shares of Winners' common stock to be registered by Winners in connection with registration efforts currently underway and expected to be completed not later than February 1, 1997, which shall result in Dunn holding 100,000 freely trading shares upon the effective date of the registration statement.

         2. Waiver of all unearned entitlements. Dunn hereby agrees, at, as of, and immediately upon the registration described above whereby Dunn is holding the 100,000 freely trading shares of Winners' common stock contemplated by paragraph 1 above, to waive those entitlements not yet provided but claimed due him under the Settlement Agreement, including those due pursuant to paragraph 4(a), (b) and (c) of the Settlement Agreement. This waiver expressly excludes Dunn's entitlements as they relate to stock options contained in paragraphs 4(d) and 5 of the Settlement Agreement.

         3. Release provisions unchanged. Except for the foregoing provisions of this Amendment, and those measures, if any, required to enforce the provisions of this Amendment, the commitments, obligations, and agreements contained in the Release and Indemnification provisions of paragraph 6 of the Settlement Agreement are not affected hereby and are incorporated herein by reference.

         4. Consent to disclosure. Dunn hereby consents to disclosure by Winners of this Settlement Agreement Amendment, including through and as part of its filings on Forms 10-Q and/or 10-K.
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         IN WITNESS WHEREOF, the parties hereto have executed this Settlement
Agreement Amendment as of the day and year first above written.

MICHAEL R. DUNN                        WINNERS ENTERTAINMENT, INC.

/s/  Michael R. Dunn                   By: /s/  Edson R. Arneault
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MOUNTAINEER PARK, INC.                 MOUNTAINEER MAGIC, INC.

By:  /s/  Edson R. Arneault            By: /s/  Edson R. Arneault
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EXCAL ENERGY CORPORATION               CRYSTAL EXPLORATION CO., INC.


By:  /s/  Edson R. Arneault            By: /s/  Edson R. Arneault
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SDR CORPORATION                        GOLDEN PALACE CASINOS, INC.

By:  /s/  Edson R. Arneault            By: /s/  Edson R. Arneault
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